UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 19, 2014

COMM 2014-CCRE15 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
Jefferies LoanCore LLC Natixis Real Estate Capital LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-01	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about February 19, 2014, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2014-CCRE15 (the “Certificates”), is expected to be issued by COMM 2014-CCRE15 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of February 1, 2014 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class V-1, Class V-2, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about February 19, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 64 commercial, multifamily and manufactured housing community properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated February 10, 2014, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated February 10, 2014, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Jefferies LoanCore LLC (“JLC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated February 10, 2014, between the Registrant and JLC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated February 10, 2014, between the Registrant and Natixis.

Certain of the Mortgage Loans sold to the Issuing Entity by Natixis will be subserviced pursuant to that certain Subservicing Agreement, dated as of February 1, 2014 between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Wells Fargo Bank, National Association, as subservicer, and attached hereto as Exhibit 99.5.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Jefferies LLC and Natixis Securities Americas LLC pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of February 10, 2014, between the Registrant, GACC and Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Jefferies LLC and Natixis Securities Americas LLC, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc., Jefferies LLC and Natixis Securities Americas LLC, LLC pursuant to a Certificate Purchase Agreement, dated as of February 10, 2014, between the Registrant, GACC and Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc., Jefferies LLC and Natixis Securities Americas LLC, LLC, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 10, 2014, supplementing the Prospectus dated February 10, 2014, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Jefferies LLC and Natixis Securities Americas LLC.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association,  as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and CCRE.

99.2	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and GACC.

99.3	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and JLC.

99.4	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis.

99.5
Subservicing Agreement, dated as of February 1, 2014 between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Wells Fargo Bank, National Association, as subservicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: February 19, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Jefferies LLC and Natixis Securities Americas LLC.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and CCRE.

99.2	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and GACC.

99.3	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and JLC.

99.4	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis.

99.5
Subservicing Agreement, dated as of February 1, 2014 between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Wells Fargo Bank, National Association, as subservicer.